FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 2000

ADCPB BALANCE

Initial ADCPB                                               85,790,915.00       8,064,346.01
Prior Month ADCPB                                           12,606,214.05
Current Month ADCPB (Before addition of New Property)       11,782,223.23
Base Principal Amount (Prior - Current)                        823,990.82
Add:  ADCPB of New Transferred Property                              0.00
Ending ADCPB (Current + ADCPB of New Property)              11,782,223.23

CLASS A INTEREST SCHEDULE

          Prior Month Class A Principal Balance              8,786,209.42
          Class A Certificate Rate                                   6.85%
          One twelfth of Class A Certificate Rate                    0.57%
          Class A Certificate Interest                          50,154.61
          Prior Month Class A Overdue Interest                       0.00

          Class A Interest Due                                  50,154.61
          Class A Interest Paid                                 50,154.61

          Current Month Class A Overdue Interest                     0.00

CLASS A PRINCIPAL SCHEDULE

          Prior Month Class A Principal Balance              8,786,209.42
          Class A Percentage                                        86.00%
          Base Principal Amount                                823,990.82
                                                            -------------
          Class A Base Principal Distribution Amount           708,632.11
          Prior Month Class A Overdue Principal                      0.00
                                                            -------------
          Total A Note Principal Due                           708,632.11
          Additional amount due for floor payment               45,231.84
          Additional Class A Principal Due                           0.00
                                                            -------------
          Class A Principal Paid                               753,863.95

          Class A Overdue Principal                                  0.00
                                                            -------------

          Current Month Class A Principal Balance            8,032,345.47

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 2000

CLASS B-1 INTEREST SCHEDULE

          Prior Month Class B-1 Principal Balance            408,661.30
          Class B-1 Certificate Rate                               7.63%
          One twelfth of Class B-1 Certificate Rate                0.64%
          Class B-1 Certificate Interest                       2,598.40
          Prior Month Class B-1 Overdue Interest                   0.00

          Class B-1 Interest Due                               2,598.40
          Class B-1 Interest Paid                              2,598.40

          Current Month Class B-1 Overdue Interest                 0.00

CLASS B-1 PRINCIPAL SCHEDULE

          Prior Month Class B-1 Principal Balance            408,661.30
          Class B-1 Percentage                                     4.00%
          Base Principal Amount                              823,990.82
          Class B-1 Base Principal Distribution Amount        32,959.63
          Prior Month B-1 Overdue Principal                        0.00
          Additional amount due for floor payment              2,103.81
                                                             ----------
          Total B-1 Note Principal Due                        35,063.44

          Class B-1 Principal Paid                            35,063.44


          Class B-1 Overdue Principal                              0.00

          Current Month Class B-1 Principal Balance          373,597.87

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 2000

CLASS B-2 INTEREST SCHEDULE

          Prior Month Class B-2 Principal Balance            408,661.30
          Class B-2 Certificate Rate                               8.17%
          One twelfth of Class B-2 Certificate Rate                0.68%
          Class B-2 Certificate Interest                       2,782.30
          Prior Month Class B-2 Overdue Interest                   0.00

          Class B-2 Interest Due                               2,782.30
          Class B-2 Interest Paid                              2,782.30

          Current Month Class B-2 Overdue Interest                 0.00

CLASS B-2 PRINCIPAL SCHEDULE

          Prior Month Class B-2 Principal Balance            408,661.30
          Class B-2 Percentage                                     4.00%
          Base Principal Amount                              823,990.82
          Class B-2 Base Principal Distribution Amount        32,959.63
          Prior Month B-1 Overdue Principal                        0.00
          Additional amount due for floor payment              2,103.81
                                                             ----------
          Total B-1 Note Principal Due                        35,063.44

          Class B-2 Principal Paid                            35,063.44

          Class B-2 Overdue Principal                              0.00

          Current Month Class B-2 Principal Balance          373,597.87

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 2000

FLOOR TEST

          Initial ADCPB                                                                             85,790,915.00
          Floor percent                                                                                      3.50%
                                                                                                    -------------
          Floor                                                                                      3,002,682.03

          Ending ADCPB                                                                              11,782,223.23

          less
          Beginning Balance - Class A                                        8,786,209
          Beginning Balance - Class B1                                         408,661
          Beginning Balance - Class B2                                         408,661
                                                                             ---------
                                                                             9,603,532
          less
          Current Month Payment - Class A                                      708,632
          Current Month Payment - Class B1                                      32,960
          Current Month Payment - Class B2                                      32,960
                                                                             ---------
                                                                               774,551               8,828,980.65

          Excess of ending ADCPB over Note balance after initial payments                            2,953,242.57

          Excess (deficit) of excess balance over floor                                                (49,439.45)
          Cash available after payment of regular payments                                             135,206.90
                                                                                                    -------------
          Additional payment to certificate holders                                                     49,439.45


ADJUSTED FLOOR TEST
          Ending ADCPB                                                                              11,782,223.23

          less
          Beginning Balance - Class A                                        8,786,209
          Beginning Balance - Class B1                                         408,661
          Beginning Balance - Class B2                                         408,661
                                                                             ---------
                                                                             9,603,532
          less
          Current Month Payment - Class A                                      753,864
          Current Month Payment - Class B1                                      35,063
          Current Month Payment - Class B2                                      35,063
                                                                             ---------
                                                                               823,991               8,779,541.20

          Excess of ending ADCPB over Note balance after initial payments                            3,002,682.03

          Excess (deficit) of excess balance over floor                                                      0.00


FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 2000

SERVICING FEE SCHEDULE

          Prior Month ADCPB                                  12,606,214
          Servicer Fee Rate                                      0.5000%
          One-twelfth                                            0.0417%
          Servicer Fee                                         5,252.59

          Prior Servicer Fee Arrearage                             0.00
          Servicer Fee Due                                     5,252.59

          Servicer Fee Paid                                    5,252.59

          Current Servicing Fee Arrearage                          0.00

BACK-UP SERVICING FEE SCHEDULE

          Prior Month ADCPB                                  12,606,214
          Back-Up Servicer Fee Rate                              0.0130%
          One-twelfth                                            0.0011%
          Back-up Servicer Fee                                   136.57

          Prior Back-Up Servicer Fee Arrearage                     0.00
          Total Back-Up Servicer Fee Due                         136.57

          Back-Up Servicer Fee Paid                              136.57

          Current Back-Up Servicing Fee Arrearage                  0.00


TRUSTEE FEE SCHEDULE

          Trustee Fee                                            291.67
          Trustee Fee Rate                                       0.0100%

          Prior Trustee Fee Arrearage                              0.00
          Total Trustee Fee Due                                  291.67

          Trustee Fee Paid                                       291.67

          Current Trustee Fee Arrearage                            0.00


CERTIFICATE PREMIUM SCHEDULE

          Class A Certificate Principal Balance            8,786,209.42
          Monthly Premium Rate                                   0.0208%
          Prior Premium Arrearage                                  0.00
          Premium Amount Due                                   1,830.00

          Premium Amount Paid                                  1,830.00

          Current Premium Arrearage                                0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 2000

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01(a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section 10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01(b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01(c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01(d)]

(e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01(e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01(f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10.01(g)]

(h)      A Gross Charge-Off Event has occurred and is continuing; or [10.01(h)]

(i)      A Delinquency Trigger Event has occurred and is continuing; or

(j)      An Event of Servicing Termination has been declared; or [10.01(j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01(k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 2000

                                                               NO

        (a)  Event of Servicer Termination (Yes/No)            No
                                                              ----

        (b)  Certificate Insurer makes an Insured Payment      No
                                                              ----

        (a)  Gross Charge-Off Event (Yes/No)                   No
                                                              ----

        (b)  Delinquency Trigger Event                         No
                                                              ----

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section 11.01(a)(ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01(a)(i)]

(ii)     Any failure by the Servicer to submit a Monthly Statement pursuant to
         Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01(a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01(a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01(a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01(a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01(a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01(a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01(a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 2000


GROSS CHARGE-OFFS (>160 AND ACCOUNTS BOUGHT BACK BY SOURCE)

                                                                                                     Gross
                                                Gross                       Gross                  Charge-Off
                                              Defaults       Recoveries  Charge-Offs     ADCPB       Ratio
                                              --------       ----------  -----------   ----------   ----------
                       2 months prior          60,968          19,703       41,265     13,609,246      3.64%
                       1 month prior              315          23,001      (22,687)    12,642,524     (2.15)%
                       Current                    444           4,310       (3,865)    11,782,223     (0.39)%


                       3 Month Gross Charge-Off Ratio                                                  0.36%
                       Maximum Allowed                                                                 2.50%


30+ DELINQUENCIES

                                                                               Monthly
                                             Delinquencies      ADCPB       Delinquencies
                                             -------------   ----------     -------------
                       2 months prior           819,583      13,609,246          6.02%
                       1 month prior            683,511      12,642,524          5.41%
                       Current month            693,033      11,782,223          5.88%

                                            Delinquency Ratio:                   5.77%
                                            Maximum Delinquency Ratio:           6.00%



FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 2000

ISSUER RESTRICTING EVENT CALCULATIONS

       (a) Gross Defaults (>=180)                  No
                                                 ------

       (b) Issuer Delinquency Trigger Ratio        No
                                                 ------


GROSS DEFAULTS (>=180)

                            Monthly Gross                Monthly
                              Defaults     ADCPB      Gross Defaults
                              --------   ----------   --------------
        Current month             0      11,782,223      0.0000%
        1 month prior             0      12,642,524      0.0000%
        2 months prior            0      13,609,246      0.0000%
                                  -      ----------      ------
        Sum/Average               0      12,677,998      0.0000%
                                                              4
        Gross Defaults                                     0.00%

             i A             Subordinated Percentage      28.66%
            ii B             WAL of Remaining Leases       1.71
                             Two                              2
                             Ratio (i/ii)/2                8.40%



ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                                 Monthly
                             Delinquencies       ADCPB        Delinquencies
                             -------------    ----------      -------------
        2 months prior           283,391      13,609,246          2.08%
        1 month prior            259,372      12,642,524          2.05%
        Current month            315,623      11,782,223          2.68%


                             Issuer Delinquency Trigger Ratio:    2.27%
                             Maximum Ratio Allowed:               2.50%


EARLY AMORTIZATION EVENT

    (1)  Is Subordination Level < 14%                 No
                                                     ----

    (2)  Has a Gross Charge-Off Event Occurred?       No
                                                     ----

    (3)  Has a Delinquency Event Occurred?            No
                                                     ----




           Class A Certificate Balance after payment      8,032,345
           ADCPB as of prior month-end                   12,606,214
           Ratio of Class A Cert. To ADCPB                            63.72%

           Actual Class A Subordination Level                         36.28%
           Minimum Class A Subordination Level                        14.00%
           EARLY AMORTIZATION EVENT?                                NO

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 2000

Aging/Delinquency Statistics
                                                                            ADCPB                 Total
Current                                                                   11,089,190             94.12%
31-60 Days Past Due                                                          220,695              1.87%
61-90 Days Past Due                                                          156,715              1.33%
91+ Days Past Due                                                            315,623              2.68%
                                                                       -------------            -------
Total                                                                     11,782,223            100.00%


Certificate Factors

Class A Notes                                                            0.108868597
Class B-1 Notes                                                          0.108868702
Class B-2 Notes                                                          0.108868702


Substitution Limits [Section 7]

ADCPB as of Cut-Off Date                                               85,790,915.00
Maximum Substitution (10% of Initial)                                   8,579,091.50
Maximum Substitution for Defaulted Contracts (5% of Initial)            4,289,545.75

Prior month Cumulative ADCPB Substituted                                4,301,248.99
Current month ADCPB Substituted                                                   --
                                                                       -------------
Cumulative ADCPB Substituted                                            4,301,248.99

Prior month Cumulative ADCPB Substituted for Defaulted Contracts        1,980,863.06
Current month ADCPB Substituted Defaulted Contracts                               --
                                                                       -------------
Cumulative ADCPB Substituted for Defaulted Contracts                    1,980,863.06


Portfolio Prepayment Statistics

Prior month Cumulative ADCPB prepaid                                   13,817,512.92
Current month ADCPB prepaid                                                20,360.24
                                                                       -------------
Cumulative ADCPB prepaid                                               13,837,873.16

Prior month Cumulative ADCPB Defaulted                                  6,050,167.43
Current month ADCPB Defaulted                                                 444.47
                                                                       -------------
Cumulative ADCPB Defaulted                                              6,050,611.90


FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 2000

BEGINNING ACCOUNT BALANCES                                                                 91,913.35

LOCKBOX ACCOUNT
     Transfer of prior period Payments not yet transferred to Collection Account         (121,636.19)
     Transfer of prior period Excluded Amounts not yet transferred                        (61,889.87)
     Collections Received [5.02(b)(d)]                                                  1,007,940.53
     Excluded Amounts [5.02(d)][Definition]                                              (326,396.00)
     Collections on Deposit due Collection Account [5.02(d)]                             (526,236.77)

     Ending Balance                                                                        63,695.05


COLLECTION ACCOUNT
     BEGINNING BALANCE, DECEMBER 1, 1999                                                                    552,161.25

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED DECEMBER 1, 1999
     Add:  Servicer Advance                                                                                 393,537.54
     Add:  Payments due Collection Account from last 2 business days prior period                           122,179.47
     Add:  Add'l transfers                                                                                        0.00
     Add: Amounts to Collection Acct from Security deposit account                                                0.00
     Less: Total distributions on  December 10, 1999                                                     (1,067,878.26)
     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED OCTOBER 1, 2000
     Aggregate Amount of Actual Payments [6.01b(i)]                                                         526,236.77
     Add: Servicer Advances [5.03][6.01b(ii)]                                                                     0.00
     Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01b(iii)]                 0.00
     Add: Reconveyance Amounts by Servicer [6.01b(iv)]                                                            0.00
     Add: Any Investment Earnings [6.01b(v)]                                                                  2,169.69
     Add: Deposits from New Transferred Property Funding Account [6.01b(vi)]                                      0.00
     Add: Amount Payable to Class A Certificateholders under 6.04d [6.01b(vii)]                                   0.00
     Add: Advance Payments Due and Owing for Collection Period [6.01c]                                            0.00
     Add: Security Deposits Related to Prepayment                                                                 0.00
     Add: Offset Amount as Provided by 5.12 [6.01c]                                                               0.00
     Less: Amounts transferred to the New Transferred Property Funding Account [6.01d]                            0.00
     Less: Amounts Servicer Advanced but deems uncorrectable [6.01d]                                              0.00
     Less: Payments due Collection Acct. from last 2 business days in calendar mo                                 0.00

     Ending balance on September 30, 2000 and October 1, 2000                                               528,406.46

     Add: Servicer Advances to be deposited on Determination Date                                           398,596.83
     Add: Payments due Collection Acct from last 3 business days                                             45,801.12
     Add: Payments not yet transferred to the Collection Account                                                  0.00
     Add: Amounts to Collection Account from Security Deposit Account [6.02c]                                     0.00

     Adjusted Collection Account Balance                                                                    972,804.41


FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 2000

SECURITY DEPOSIT ACCOUNT

    Beginning  Balance                                                                                  15,857.02
    Add: Balance deposited on closing date                                                                   0.00
    Add: Security Deposits [6.02 b]                                                                          0.00
    Less: Amounts to Collection Account [6.02 c]                                                             0.00
    Add:  Investment Earnings                                                                              591.29
                                                                                                        ---------

    Ending balance on September 30, 2000                                                                16,448.31

    Less: Amounts to Collection Account [6.02 c]                                                             0.00

    Adjusted Security Deposit  Account Balance                                                          16,448.31


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT


    Beginning Balance                                                                                                   0.00
    Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                        0.00
    Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                                       0.00
    Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                       0.00
                                                                                                                        ----
    Ending balance on September 30, 2000                                                                                0.00

    Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                        0.00

    Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                       0.00
                                                                                                                        ----
    Adjusted New Transferred Property Funding Account Balance                                                           0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 2000

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                              972,804.41

DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

         (i)          Initial Unpaid Amts inadvertently dep. in Collection Account [6.06c(i)]                               0.00

         (ii)         Indemnity payments paid inadvertently dep in Collection Account [6.06c(ii)]                           0.00

         (iii)        Aggregate of: [6.06c(iii)]
                      (A)  Unreimbursed Servicer Advances from prior periods                                                0.00
                      (B)  Servicer Fee and unpaid Servicer Fee                                                         5,252.59
                      (C)  Servicing Charges inadvertently deposited in Collection Account                                  0.00

         (iv)         Current and unpaid Back-up Servicing Fees [6.06c(iv)]                                               136.57

         (v)          Premium Amount due on Payment Date and unpaid Premiums [6.06c(v)]                                 1,830.00

         (vi)         Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06c(vi)]                                 291.67

         (vii)        Class A Certificate Interest and Overdue Class A Interest [6.06c(vii)]                           50,154.61

         (viii)       Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06c(viii)]                       2,598.40

         (ix)         Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06c(ix)]                         2,782.30

         (x)          Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06c(x)]            708,632.11

         (xi)         Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06b(xi)]                     0.00

         (xii)        Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal [6.06c(xii)]       32,959.63
                      provided no restricting event exists

         (xiii)       Class B-2 Base  Principal Distribution Amount and Overdue Class B-2 Principal [6.06c(xiii)]      32,959.63
                      provided no restricting event or issuer restricting event exists

         (xiv)        Any amounts due Servicer under 9.03 [6.06b(xiv)]                                                      0.00

         (xv)         Prepayments optionally transferred to collection account and disbursed in                             0.00
                      consideration of the transfer of New Transferred Property not in excess of
                      $5,000,000 [6.06c(xv)]

         (xvi)        To the Holder of the Trust Certificate any remaining amounts [6.06b(xiii)]                       85,767.45
                      Net of Additional Principal Distribution to Class A, B1 & B2.

                      a.  Class A Additional Principal Distribution Amount                                             45,231.84

                      b.  Class B1 Additional Principal Distribution Amount                                             2,103.81

                      c.  Class B2 Additional Principal Distribution Amount                                             2,103.81

Review By:



-----------------------------------------------
SANDY B. HO
EXECUTIVE VICE PRESIDENT & CFO

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 2000

ADCPB BALANCE
Initial ADCPB                                                   72,024,925.77
Prior Month ADCPB                                               20,062,922.69
Current Month ADCPB (Before addition of New Property)           19,073,622.51
Base Principal Amount (Prior - Current)                            989,300.18
Add:  ADCPB of New Transferred Property                                  0.00
Ending ADCPB (Current + ADCPB of New Property)                  19,073,622.51

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                      16,899,546.13
     Class A Certificate Rate                                            6.29%
     One twelfth of Class A Certificate Rate                             0.52%
     Class A Certificate Interest                                   88,581.79
     Prior Month Class A Overdue Interest                                0.00

     Class A Interest Due                                           88,581.79
     Class A Interest Paid                                          88,581.79

     Current Month Class A Overdue Interest                              0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance                      16,899,546.13
     Class A Percentage                                                 88.00%
     Base Principal Amount                                         989,300.18
                                                               --------------
     Class A Base Principal Distribution Amount                    870,584.16
     Prior Month Class A Overdue Principal                               0.00
                                                               --------------
     Total A Note Principal Due                                    870,584.16
     Additional amount due for floor payment                        65,936.30
     Additional Class A Principal Due                                    0.00
                                                               --------------
     Class A Principal Paid                                        936,520.46

     Class A Overdue Principal                                           0.00
                                                               --------------

     Current Month Class A Principal Balance                    15,963,025.67

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 2000


CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance                576,120.57
     Class B-1 Certificate Rate                                   7.01%
     One twelfth of Class B-1 Certificate Rate                    0.58%
     Class B-1 Certificate Interest                           3,365.50
     Prior Month Class B-1 Overdue Interest                       0.00

     Class B-1 Interest Due                                   3,365.50
     Class B-1 Interest Paid                                  3,365.50

     Current Month Class B-1 Overdue Interest                     0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance                576,120.57
     Class B-1 Percentage                                         3.00%
     Base Principal Amount                                  989,300.18
     Class B-1 Base Principal Distribution Amount            29,679.01
     Prior Month B-1 Overdue Principal                            0.00
     Additional amount due for floor payment                  2,247.83
     Total B-1 Note Principal Due                            31,926.84
                                                           -----------

     Class B-1 Principal Paid                                31,926.84


     Class B-1 Overdue Principal                                  0.00

     Current Month Class B-1 Principal Balance              544,193.73

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 2000


CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance                 480,100.65
     Class B-2 Certificate Rate                                    8.22%
     One twelfth of Class B-2 Certificate Rate                     0.69%
     Class B-2 Certificate Interest                            3,288.69
     Prior Month Class B-2 Overdue Interest                        0.00

     Class B-2 Interest Due                                    3,288.69
     Class B-2 Interest Paid                                   3,288.69

     Current Month Class B-2 Overdue Interest                      0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance                 480,100.65
     Class B-2 Percentage                                          2.50%
     Base Principal Amount                                   989,300.18
     Class B-2 Base Principal Distribution Amount             24,732.50
     Prior Month B-1 Overdue Principal                             0.00
     Additional amount due for floor payment                   1,873.19
     Total B-2 Note Principal Due                             26,605.69

     Class B-2 Principal Paid                                 26,605.69

     Class B-2 Overdue Principal                                   0.00

     Current Month Class B-2 Principal Balance               453,494.96

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 2000

FLOOR TEST

     Initial ADCPB                                                             72,024,925.77
     Floor percent                                                                      3.00%
                                                                              --------------
     Floor                                                                      2,160,747.77

     Ending ADCPB                                                              19,073,622.51

     less
     Beginning Balance - Class A                   16,899,546
     Beginning Balance - Class B1                     576,121
     Beginning Balance - Class B2                     480,101
                                                 ------------
                                                   17,955,767
     less
     Current Month Payment - Class A                  870,584
     Current Month Payment - Class B1                  29,679
     Current Month Payment - Class B2                  24,733
                                                 ------------
                                                      924,996                  17,030,771.68

     Excess of ending ADCPB over Note balance after initial payments            2,042,850.83

     Excess (deficit) of excess balance over floor                               (117,896.94)
     Cash available after payment of regular payments                              70,057.32
                                                                              --------------
     Additional payment to certificate holders                                     70,057.32


ADJUSTED FLOOR TEST
     Ending ADCPB                                                              19,073,622.51

     less
     Beginning Balance - Class A                  16,899,546
     Beginning Balance - Class B1                    576,121
     Beginning Balance - Class B2                    480,101
                                                 -----------
                                                  17,955,767
     less
     Current Month Payment - Class A                 936,520
     Current Month Payment - Class B1                 31,927
     Current Month Payment - Class B2                 26,606
                                                 -----------
                                                      995,053                  16,960,714.36

     Excess of ending ADCPB over Note balance after initial payments            2,112,908.15

     Excess (deficit) of excess balance over floor                                (47,839.62)

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 2000


SERVICING FEE SCHEDULE

     Prior Month ADCPB                                      20,062,923
     Servicer Fee Rate                                          0.5000%
     One-twelfth                                                0.0417%
     Servicer Fee                                             8,359.55

     Prior Servicer Fee Arrearage                                 0.00
     Servicer Fee Due                                         8,359.55

     Servicer Fee Paid                                        8,359.55

     Current Servicing Fee Arrearage                              0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                                      20,062,923
     Back-Up Servicer Fee Rate                                  0.0200%
     One-twelfth                                                0.0017%
     Back-up Servicer Fee                                       334.38

     Prior Back-Up Servicer Fee Arrearage                         0.00
     Total Back-Up Servicer Fee Due                             334.38

     Back-Up Servicer Fee Paid                                  334.38

     Current Back-Up Servicing Fee Arrearage                      0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                                291.67
     Trustee Fee Rate                                           0.0100%

     Prior Trustee Fee Arrearage                                  0.00
     Total Trustee Fee Due                                      291.67

     Trustee Fee Paid                                           291.67

     Current Trustee Fee Arrearage                                0.00


CERTIFICATE PREMIUM SCHEDULE

     Class A Certificate Principal Balance               16,899,546.13
     Monthly Premium Rate                                       0.0200%
     Prior Premium Arrearage                                      0.00
     Premium Amount Due                                       3,380.00

     Premium Amount Paid                                      3,380.00

     Current Premium Arrearage                                    0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 2000

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01(a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
    10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01(b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01(c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01(d)]

(e) Judgments or orders in respect of money (other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01(e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01(f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10.01(g)]

(h) A Gross Charge-Off Event has occurred and is continuing; or [10.01(h)]

(i) A Delinquency Trigger Event has occurred and is continuing; or

(j) An Event of Servicing Termination has been declared; or [10.01(j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01(k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 2000

RESTRICTING EVENT CALCULATIONS

      (a) Event of Servicer Termination (Yes/No)               No
                                                           -----------

      (b) Certificate Insurer makes an Insured Payment         No
                                                           -----------

      (a) Gross Charge-Off Event (Yes/No)                      No
                                                           -----------

      (b) Delinquency Trigger Event                            No
                                                           -----------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section 11.01(a)(ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01(a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01(a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01(a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01(a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01(a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01(a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01(a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01(a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 2000


GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)

                                 Gross                    Gross                       Monthly
                                Defaults    Recoveries  Charge-Offs      ADCPB      Charge-Offs
                                --------    ----------  -----------   -----------   -----------
          2 months prior          15,844        13,921        1,923    21,037,548      0.11%
          1 month prior                0         4,014       (4,014)   20,089,900     (0.24)%
          Current                 10,836         5,318        5,517    19,073,623      0.35%


          3 Month Gross Charge-Off Ratio                                               0.07%
          Maximum Allowed                                                              2.50%


30+ DELINQUENCIES

                                                                       Monthly
                           Delinquencies      ADCPB                 Delinquencies
                           -------------   -----------              -------------
          2 months prior       1,367,908    21,037,548                  6.50%
          1 month prior        1,152,772    20,089,900                  5.74%
          Current month        1,175,356    19,073,623                  6.16%

                       Delinquency Ratio:                               6.13%
                       Maximum Delinquency Ratio:                       7.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 2000
ISSUER RESTRICTING EVENT CALCULATIONS

      (a) Gross Defaults (>=180)                               No
                                                           -----------

      (b) Issuer Delinquency Trigger Ratio                     No
                                                           -----------


GROSS DEFAULTS (>=180)

                                                        Monthly
                       Gross Defaults      ADCPB     Gross Defaults
                       --------------   -----------  --------------
Current                             0    19,073,623          0.0000%
1 month prior                       0    20,089,900          0.0000%
2 months prior                      0    21,037,548          0.0000%
                                  ---   -----------         -------
Sum/Average                         0    20,067,024          0.0000%
                                                                  4
                                                            -------
Gross Defaults                                                 0.00%

     i A              Subordinated Percentage                 13.46%
    ii B              WAL of Remaining Leases                  2.08
                      Two                                      2.00
                      Ratio (i/ii)/2                           3.24%



ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                               Monthly
                           Delinquencies     ADCPB          Delinquencies
                           -------------  -----------       -------------
          2 months prior         372,775   21,037,548                1.77%
          1 month prior          243,822   20,089,900                1.21%
          Current month          308,368   19,073,623                1.62%


                           Issuer Delinquency Trigger Ratio:         1.53%
                           Maximum Ratio Allowed:                    2.50%


EARLY AMORTIZATION EVENT

      (1) Is Subordinate Interest less than 8.86% ADCPB?         No
                                                            ------------

      (2) Has a Gross Charge-Off Event Occurred?                 No
                                                             ------------

      (3) Has a Delinquency Event Occurred?                      No
                                                             ------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 2000



Aging/Delinquency Statistics                                                ADCPB           Total
Current                                                                     17,898,266       93.84%
31-60 Days Past Due                                                            503,466        2.64%
61-90 Days Past Due                                                            363,522        1.91%
91+ Days Past Due                                                              308,368        1.62%
                                                                        --------------     -------

Total                                                                       19,073,623      100.00%


Certificate Factors

Class A Notes                                                              0.251856191
Class B-1 Notes                                                            0.251856076
Class B-2 Notes                                                            0.251856153


Substitution Limits [Section 7]

ADCPB as of Cut-Off Date                                                 72,024,925.77
Maximum Substitution (10% of Initial)                                     7,202,492.58
Maximum Substitution for Defaulted Contracts (5% of Initial)              3,601,246.29

Prior month Cumulative ADCPB Substituted                                  3,420,619.69
Current month ADCPB Substituted                                                     --
                                                                        --------------
Cumulative ADCPB Substituted                                              3,420,619.69

Prior month Cumulative ADCPB Substituted for Defaulted Contracts          1,320,928.59
Current month ADCPB Substituted Defaulted Contracts                                 --
                                                                        --------------
Cumulative ADCPB Substituted for Defaulted Contracts                      1,320,928.59


Portfolio Prepayment Statistics

Prior month Cumulative ADCPB prepaid                                     11,348,382.84
Current month ADCPB prepaid                                                 200,917.88
                                                                        --------------
Cumulative ADCPB prepaid                                                 11,549,300.72

Prior month Cumulative ADCPB Defaulted                                    4,390,515.53
Current month ADCPB Defaulted                                                10,835.74
                                                                        --------------
Cumulative ADCPB Defaulted                                                4,401,351.27

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 2000


BEGINNING ACCOUNT BALANCES                                                               125,937.40

LOCKBOX ACCOUNT
     Transfer of prior period Payments not yet transferred to Collection Account        (110,058.24)
     Transfer of prior period Excluded Amounts not yet transferred                       (45,088.39)
     Collections Received [5.02(b)(d)]                                                 1,191,035.83
     Excluded Amounts [5.02(d)][Definition]                                             (432,881.13)
     Collections on Deposit due Collection Account [5.02(d)]                            (637,522.15)

     Ending Balance                                                                       91,423.32


COLLECTION ACCOUNT
     BEGINNING BALANCE, SEPTEMBER 1, 2000                                                               445,060.56

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED SEPTEMBER 1, 2000
     Add:  Servicer Advance                                                                             430,998.14
     Add:  Payments due Collection Account from last 2 business days prior period                       110,058.24
     Add:  Add'l transfers                                                                                    0.00
     Add: Amounts to Collection Acct from Security deposit account                                            0.00
     Less: Total distributions on  September 10, 2000                                                  (986,116.94)
     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED OCTOBER 1, 2000
     Aggregate Amount of Actual Payments [6.01b(i)]                                                     637,522.15
     Add: Servicer Advances [5.03][6.01b(ii)]                                                                 0.00
     Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01b(iii)]             0.00
     Add: Reconveyance Amounts by Servicer [6.01b(iv)]                                                        0.00
     Add: Any Investment Earnings [6.01b(v)]                                                              2,023.39
     Add: Deposits from New Transferred Property Funding Account [6.01b(vi)]                                  0.00
     Add: Amount Payable to Class A Certificateholders under 6.04d [6.01b(vii)]                               0.00
     Add: Advance Payments Due and Owing for Collection Period [6.01c]                                        0.00
     Add: Security Deposits Related to Prepayment                                                             0.00
     Add: Offset Amount as Provided by 5.12 [6.01c]                                                           0.00
     Less: Amounts transferred to the New Transferred Property Funding Account [6.01d]                        0.00
     Less: Amounts Servicer Advanced but deems uncorrectable [6.01d]                                          0.00
     Less: Payments due Collection Acct. from last 2 business days in calendar mo.                            0.00

     Ending balance on September 30, 2000 and October 1, 2000                                           639,545.54

     Add: Servicer Advances to be deposited on Determination Date                                       416,602.82
     Add: Payments due Collection Acct from last 3 business days                                         46,506.21
     Add: Payments not yet transferred to the Collection Account                                              0.00
     Add: Amounts to Collection Account from Security Deposit Account [6.02c]                                 0.00

     Adjusted Collection Account Balance                                                              1,102,654.57

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 2000


SECURITY DEPOSIT ACCOUNT
     Beginning  Balance                                                                                    .00
     Add: Balance deposited on closing date                                                                .00
     Add: Security Deposits [6.02b]                                                                        .00
     Less: Amounts to Collection Account [6.02c]                                                           .00
     Add:  Investment Earnings                                                                              00
                                                                                                          ----

     Ending balance on September 30, 2000                                                                  .00

     Less: Amounts to Collection Account [6.02c]                                                           .00

     Adjusted Security Deposit  Account Balance                                                            .00


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT


     Beginning Balance                                                                                                0.00
     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05i1]                       0.00
     Add: Amount Transferred to New Transferred Property Funding Account [6.05ii]                                     0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05iii]                     0.00
                                                                                                                     -----

     Ending balance on September 30, 2000                                                                             0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05i1]                       0.00

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05iii]                     0.00
                                                                                                                     -----

     Adjusted New Transferred Property Funding Account Balance                                                        0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2

FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 2000

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                               1,102,654.57


DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

     (i)    Initial Unpaid Amts inadvertently dep. in Collection Account [6.06c(i)]                                           0.00

     (ii)   Indemnity payments paid inadvertently dep in Collection Account [6.06c(ii)]                                       0.00

     (iii)  Aggregate of: [6.06c(iii)]

            (A)    Unreimbursed Servicer Advances from prior periods                                                          0.00

            (B)    Servicer Fee and unpaid Servicer Fee                                                                   8,359.55

            (C)    Servicing Charges inadvertently deposited in Collection Account                                            0.00

     (iv)   Current and unpaid Back-up Servicing Fees [6.06c(iv)]                                                           334.38

     (v)    Premium Amount due on Payment Date and unpaid Premiums [6.06c(v)]                                             3,380.00

     (vi)   Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06c(vi)]                                             291.67

     (vii)  Class A Certificate Interest and Overdue Class A Interest [6.06c(vii)]                                       88,581.79

     (viii) Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06c(viii)]                                   3,365.50

     (ix)   Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06c(ix)]                                     3,288.69

     (x)    Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06c(x)]                        870,584.16

     (xi)   Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06b(xi)]                                 0.00

     (xii)  Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal [6.06c(xii)]                   29,679.01
            provided no restricting event exists

     (xiii) Class B-2 Base  Principal Distribution Amount and Overdue Class B-2 Principal [6.06c(xiii)]                  24,732.50
            provided no restricting event or issuer restricting event exists

     (xiv)  Any amounts due Servicer under 9.03 [6.06b(xiv)]                                                                  0.00

     (xv)   Prepayments optionally transferred to collection account and disbursed in                                         0.00
            consideration of the transfer of New Transferred Property not in excess of
            $5,000,000 [6.06c(xv)]

     (xvi)  To the Holder of the Trust Certificate any remaining amounts [6.06b(xiii)]                                        0.00
            Net of Additional Principal Distribution to Class A, B1 & B2.

            a.     Class A Additional Principal Distribution Amount                                                      65,936.30

            b.     Class B1 Additional Principal Distribution Amount                                                      2,247.83

            c.     Class B2 Additional Principal Distribution Amount                                                      1,873.19

     Reviewed By:



     ------------------------------------
     E. ROGER GEBHART
     EXECUTIVE VICE PRESIDENT & TREASURER